UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED
MANAGEMENT INVESTMENT COMPANY

Investment Company Act File Number: 811-22363

Oppenheimer SteelPath MLP Funds Trust
(Exact name of registrant as specified in charter)

6803 S. Tucson Way
Centennial, Colorado 80112-3924
(Address of principal executive offices)(zip code)

Cynthia Lo Bessette
OFI SteelPath, Inc.
225 Liberty Street
New York, New York 10281-1008
 (Name and address of agent for service)

Registrant's telephone number, including area code: (303) 768-3200

Date of fiscal year end: November 30

Date of reporting period: February 29, 2016

Item 1.  Statements of Investments.

Oppenheimer SteelPath MLP Select 40 Fund
STATEMENT OF INVESTMENTS – As of 02/29/2016
(Unaudited)

Description	Shares	Value

Master Limited Partnership Shares — 81.6%

Coal — 0.2%
Alliance Holdings GP LP	289,386	$4,013,784

Diversified — 8.7%
Enterprise Products Partners LP	4,413,856	103,151,815
ONEOK Partners LP	1,418,742	41,696,827
Westlake Chemical Partners LP	132,500	2,214,075
Williams Partners LP	3,000,091	59,161,794
Total Diversified		206,224,511

Gathering/Processing — 7.3%
American Midstream Partners LP	46,475	236,093
Archrock Partners LP	1,303,680	8,917,171
Crestwood Equity Partners LP	346,805	3,145,522
CSI Compressco LP	796,269	4,156,524
DCP Midstream Partners LP	2,289,919	44,447,328
EnLink Midstream Partners LP	1,969,893	18,083,618
Midcoast Energy Partners LP 1	1,339,510	5,666,127
PennTex Midstream Partners LP	400,000	4,084,000
Summit Midstream Partners LP	1,478,026	18,652,688
Western Gas Equity Partners LP	512,788	15,127,246
Western Gas Partners LP	1,282,838	50,300,078
Total Gathering/Processing		172,816,395

Marine — 2.3%
GasLog Partners LP	1,036,378	15,887,675
Golar LNG Partners LP	1,697,358	24,781,427
Seadrill Partners LLC	234,555	609,843
Teekay LNG Partners LP	1,194,702	12,221,801
Teekay Offshore Partners LP	447,825	1,325,562
Total Marine		54,826,308

Natural Gas Pipelines — 22.0%
Antero Midstream Partners LP	1,250,000	27,775,000
Cone Midstream Partners LP	1,098,000	11,792,520
CrossAmerica Partners LP 1	1,545,416	33,257,352
Energy Transfer Equity LP	5,858,180	41,007,260
Energy Transfer Partners LP	3,647,502	97,278,869
EQT Midstream Partners LP	1,020,139	73,072,557
Rice Midstream Partners LP	2,096,589	27,779,804
Spectra Energy Partners LP	1,093,423	50,636,419
Tallgrass Energy GP LP	919,240	14,680,263
Tallgrass Energy Partners LP	2,227,374	78,002,637
TC Pipelines LP	1,516,692	67,143,955
Total Natural Gas Pipelines		522,426,636

Petroleum Transportation — 41.1%
Buckeye Partners LP	1,953,402	125,720,953
Delek Logistics Partners LP	457,743	14,615,734
Enbridge Energy Partners LP	2,781,925	46,124,316
Genesis Energy LP	2,557,413	65,495,347
Global Partners LP	1,082,805	14,184,746
Holly Energy Partners LP 1	3,910,282	114,884,085
Magellan Midstream Partners LP	1,676,339	113,286,990
Martin Midstream Partners LP	861,607	13,329,060
MPLX LP	3,137,668	81,391,108
NGL Energy Partners LP	1,365,870	11,049,888
NuStar Energy LP	813,329	28,490,915
NuStar GP Holdings LLC	1,813,387	31,534,800

PBF Logistics LP	741,285	$12,972,488
Plains All American Pipeline LP	2,089,544	44,758,032
Plains GP Holdings LP, Class A	619,700	4,709,720
Sprague Resources LP	99,300	1,762,575
Sunoco Logistics Partners LP	3,845,324	94,748,783
Sunoco LP	2,235,338	67,171,907
Tesoro Logistics LP	1,558,831	65,034,429
TransMontaigne Partners LP	670,254	22,473,617
Total Petroleum Transportation		973,739,493

Total Master Limited Partnership Shares (identified cost $2,278,872,784)		1,934,047,127

Common Stock — 3.8%

Diversified — 1.6%
ONEOK, Inc.	659,164	15,819,936
Williams Cos., Inc.	1,325,770	21,199,062
Total Diversified		37,018,998

Gathering/Processing — 1.4%
Targa Resources Corp.	1,215,949	32,684,709

Marine — 0.8%
Dorian LPG, Ltd. [2]	242,090	2,607,309
GasLog, Ltd.	1,842,911	17,507,655
Total Marine		20,114,964

Total Common Stock (identified cost $199,839,086)		89,818,671

Preferred Stock — 1.6%

Petroleum Transportation — 1.6%
GPM Petroleum LP, 10.27%	2,000,000	38,960,000

Total Preferred Stocks (identified cost $40,000,000)		38,960,000

Private Investment in Public Equity — 1.8%

Natural Gas Pipelines — 0.4%
Rice Midstream Partners LP PIPE Units	614,000	8,135,500

Petroleum Transportation — 1.4%
Sunoco LP PIPE Units [3]	1,315,790	34,013,172

Total Private Investment in Public Equity (identified cost $45,512,715)		42,148,672

Short-Term Investments — 3.0%

Money Market — 3.0%
Fidelity Treasury Portfolio, Institutional Class , 0.162% [4]	70,654,553	70,654,553

Total Short-Term Investments (identified cost $70,654,553)		70,654,553

Total Investments — 91.8% (identified cost $2,634,879,138)		2,175,629,023

Other Assets In Excess of Liabilities — 8.2%		194,897,755

Net Assets -— 100.0%		$2,370,526,778

LLC- Limited Liability Company

LP – Limited Partnership

1.	Is or was an affiliate, as defined by the Investment Company Act of 1940, at or during the period ended February 29, 2016, by virtue of the Fund owning at least 5% of the voting securities of the issuer. Transactions during this period in which the issuer was an affiliate are as follows:

	Shares			Shares
	November 30, 2015	Gross Additions	Gross Reductions	February 29, 2016
CrossAmerica Partners LP	—	1,545,416	—	1,545,416
Holly Energy Partners LP	3,402,282	508,000	—	3,910,282
Midcoast Energy Partners LP	1,339,510	—	—	1,339,510

			Realized
	Value	Distributions	Gain/(Loss)
CrossAmerica Partners LP	$33,257,352	$915,659	$—
Holly Energy Partners LP	114,884,085	2,209,309	—
Midcoast Energy Partners LP	5,666,127	478,875	—

2.	Non-income producing.

3.	Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities, acquired December 3, 2015 for $37,500,015, amount to $34,013,172 or 1.4% of the Fund’s net assets as of February 29, 2016.

4.	Variable rate security; the coupon rate represents the rate at February 29, 2016.

Oppenheimer SteelPath MLP Alpha Fund
STATEMENT OF INVESTMENTS – As of 02/29/2016
(Unaudited)

Description	Shares	Value

Master Limited Partnership Shares — 85.0%

Diversified — 13.2%
Enterprise Products Partners LP	9,775,023	$228,442,287
Westlake Chemical Partners LP 1	2,848,675	47,601,359
Williams Partners LP	4,100,273	80,857,384
Total Diversified		356,901,030

Gathering/Processing — 2.1%
Western Gas Partners LP	1,413,755	55,433,334

Marine — 0.1%
Seadrill Partners LLC	1,145,753	2,978,958

Natural Gas Pipelines — 27.8%
Energy Transfer Equity LP	15,668,824	109,681,768
Energy Transfer Partners LP	6,322,649	168,625,051
EQT Midstream Partners LP	1,394,341	99,876,646
Tallgrass Energy GP LP 1	7,747,360	123,725,339
Tallgrass Energy Partners LP	1,453,955	50,917,504
TC Pipelines LP 1	4,440,650	196,587,576
Total Natural Gas Pipelines		749,413,884

Petroleum Transportation — 41.8%
Buckeye Partners LP	1,947,553	125,344,511
Genesis Energy LP	2,538,970	65,023,022
Magellan Midstream Partners LP	3,768,430	254,670,499
MPLX LP	2,603,898	67,545,114
NGL Energy Partners LP	4,242,961	34,325,554
NuStar Energy LP	177,503	6,217,930
NuStar GP Holdings LLC [1]	2,707,359	47,080,973
Plains All American Pipeline LP	4,449,335	95,304,756
Plains GP Holdings LP, Class A	3,278,232	24,914,563
Shell Midstream Partners LP	923,078	32,815,423
Sunoco Logistics Partners LP	10,110,584	249,124,790
Tesoro Logistics LP	2,056,096	85,780,325
TransMontaigne Partners LP 1	1,138,694	38,180,410
Total Petroleum Transportation		1,126,327,870

Total Master Limited Partnership Shares (identified cost $2,897,040,648)		2,291,055,076

Common Stocks — 5.1%

Diversified — 2.4%
Williams Cos., Inc.	4,028,498	64,415,683

Gathering/Processing — 2.7%
Targa Resources Corp.	2,722,252	73,174,134

Total Common Stocks (identified cost $335,549,501)		137,589,817

Short-Term Investment — 0.9%

Money Market — 0.9%
Fidelity Treasury Portfolio, Institutional Class, 0.162% [2]	24,517,051	24,517,051

Total Short-Term Investment (identified cost $24,517,051)		24,517,051

Total Investments — 91.0% (identified cost $3,257,107,200)		2,453,161,944

Other Assets In Excess of Liabilities — 9.0%		241,336,745

Net Assets -— 100.0%		$2,694,498,689

LLC -— Limited Liability Company

LP -— Limited Partnership

1.
Is or was an affiliate, as defined by the Investment Company Act of 1940, at or during the period ended February 29, 2016, by virtue of the Fund owning at least 5% of the voting securities of the issuer.  Transactions during this period in which the issuer was an affiliate are as follows:

	Shares November 30, 2015	Gross Additions	Gross Reductions	Shares February 29, 2016
Nustar GP Holdings LLC	2,707,359	—	—	2,707,359
Seadrill Partners LLC [i]	7,385,604	—	(6,239,851)	1,145,753
Tallgrass Energy GP LP	4,176,942	3,570,418	—	7,747,360
TC Pipelines LP	4,458,844	—	(18,194)	4,440,650
TransMontaigne Partners LP	1,282,597	—	(143,903)	1,138,694
Westlake Chemical Partners LP	—	2,848,675	—	2,848,675

			Realized
	Value	Distributions	Gain/(Loss)
Nustar GP Holdings LLC	$47,080,973	$1,475,511	$—
Seadrill Partners LLC [i]	2,978,958	594,342	(147,949,304)
Tallgrass Energy GP LP	123,725,339	944,557	—
TC Pipelines LP	196,587,576	3,952,179	(52,249)
TransMontaigne Partners LP	38,180,410	762,925	(1,653,390)
Westlake Chemical Partners LP	47,601,359	830,893	—

[i]	An affiliate as of November 30, 2015, Is not an affiliate as of February 29, 2016.

2.	Variable rate security; the coupon rate represents the rate at February 29, 2016.

Oppenheimer SteelPath MLP Income Fund
STATEMENT OF INVESTMENTS – As of 02/29/2016
(Unaudited)

Description	Shares	Value

Master Limited Partnership Shares — 76.7%

Diversified — 7.5%
ONEOK Partners LP	3,466,246	$101,872,970
Williams Partners LP	3,419,465	67,431,850
Total Diversified		169,304,820

Gathering/Processing — 12.3%
American Midstream Partners LP 1	2,958,930	15,031,364
Archrock Partners LP 1	5,163,704	35,319,735
Crestwood Equity Partners LP	3,141,447	28,492,924
CSI Compressco LP 1	1,799,164	9,391,636
DCP Midstream Partners LP	2,973,724	57,719,983
EnLink Midstream Partners LP	5,747,331	52,760,499
Midcoast Energy Partners LP 1	3,100,729	13,116,084
Southcross Energy Partners LP 1	1,713,278	976,569
Summit Midstream Partners LP	2,204,405	27,819,591
USA Compression Partners LP 1	3,429,769	30,936,516
Western Gas Partners LP	100,000	3,921,000
Total Gathering/Processing		275,485,901

Marine — 4.9%
GasLog Partners LP	499,041	7,650,298
Golar LNG Partners LP	1,845,841	26,949,279
Hoegh LNG Partners LP	488,242	7,470,103
KNOT Offshore Partners LP 1	1,053,652	16,700,384
Seadrill Partners LLC	543,060	1,411,956
Teekay LNG Partners LP 1	4,277,556	43,759,398
Teekay Offshore Partners LP	1,911,030	5,656,649
Total Marine		109,598,067

Natural Gas Pipelines — 13.2%
Energy Transfer Partners LP	6,293,236	167,840,596
TC Pipelines LP	2,916,821	129,127,666
Total Natural Gas Pipelines		296,968,262

Petroleum Transportation — 34.2%
Arc Logistics Partners LP 1	1,846,477	22,785,526
Buckeye Partners LP	2,467,808	158,828,123
Enbridge Energy Partners LP	9,158,828	151,853,368
Genesis Energy LP	293,651	7,520,402
Global Partners LP 1	1,818,315	23,819,927
Holly Energy Partners LP	2,322,214	68,226,647
Martin Midstream Partners LP 1	3,523,563	54,509,520
NGL Energy Partners LP	3,277,844	26,517,758
NuStar Energy LP 1	4,940,776	173,075,383
Plains All American Pipeline LP	200,000	4,284,000
Sprague Resources LP 1	1,530,958	27,174,505
Sunoco LP	91,612	27,529,496
TransMontaigne Partners LP	560,614	18,797,387
USD Partners LP 1	700,975	4,906,825
Total Petroleum Transportation		769,828,867

Propane — 4.6%
Amerigas Partners LP	775,336	31,610,449
Ferrellgas Partners LP	2,426,637	44,989,850
Suburban Propane Partners LP	1,005,029	26,974,978
Total Propane		103,575,277

Total Master Limited Partnership Shares (identified cost $2,847,366,432)		1,724,761,194

Private Investment in Public Equity — 1.5%

Petroleum Transportation — 1.5%
Sunoco LP PIPE Units [2]	1,315,789	$34,013,146

Total Private Investment in Public Equity (identified cost $37,499,986)		34,013,146

Common Stocks — 4.9%

Gathering/Processing — 3.4%
Targa Resources Corp.	2,839,310	76,320,653

Petroleum Transportation — 1.5%
Enbridge Energy Management LLC [3]	2,007,800	33,510,186

Total Common Stocks (identified cost $104,121,286)		109,830,839

Preferred Stocks — 1.8%

Marine — 0.5%
Teekay Offshore Partners, 7.25%	766,550	11,375,602

Petroleum Transportation — 1.3%
GPM Petroleum LP, 10.27%	1,500,000	29,220,000

Total Preferred Stocks (identified cost $49,163,750)		40,595,602

Short-Term Investment — 7.9%

Money Market — 7.9%
Fidelity Treasury Portfolio, Institutional Class , 0.162% [4]	177,095,496	177,095,496

Total Short-Term Investments (identified cost $177,095,496)		177,095,496

Total Investments — 92.8% (identified cost $3,215,246,950)		2,086,296,277

Other Assets In Excess of Liabilities — 7.2%		161,203,053

Net Assets -— 100.0%		$2,247,499,330

LLC -— Limited Liability Company

LP -— Limited Partnership

1.	Is or was an affiliate, as defined by the Investment Company Acto of 1940, at or during the period ended February 29, 2016, by virtue of the Fund owning at least 5% of the voting securities of the issuer. Transactions during this period in which the issuer was an affiliate are as follows:

	Shares November 30, 2015	Gross Additions	Gross Reductions	Shares February 29, 2016
American Midstream Partners LP	2,958,930	—	—	2,958,930
Archrock Partners LP	5,163,704	—	—	5,163,704
Arc Logistic Partners LP	1,846,477	—	—	1,846,477
CrossAmerica Partners LP [i]	1,545,416	—	(1,545,416)	—
CSI Compressco LP	1,708,611	90,553	—	1,799,164
Global Partners LP	1,955,665	—	(137,350)	1,818,315
KNOT Offshore Partners LP	1,053,652	—	—	1,053,652
Martin Midstream Partners LP	3,523,563	—	—	3,523,563
Midcoast Energy Partners LP	3,100,729	—	—	3,100,729
Nustar Energy LP	5,365,811	—	(425,035)	4,940,776
Southcross Energy Partners LP	1,713,278	—	—	1,713,278
Sprague Resources LP	1,530,958	—	—	1,530,958
Teekay LNG Partners LP	5,912,154	—	(1,634,598)	4,277,556
USA Compression Partners LP	3,429,769	—	—	3,429,769
USD Partners LP	700,975	—	—	700,975

			Realized
	Value	Distributions	Gain/(Loss)
American Midstream Partners LP	$15,031,364	$1,398,094	$—
Archrock Partners LP	35,319,735	2,956,221	—
Arc Logistic Partners LP	22,785,526	812,450	—
CrossAmerica Partners LP [i]	—	—	5,162,451
CSI Compressco LP	9,391,636	645,001	—
Global Partners LP	23,819,927	840,971	(2,810,613)
KNOT Offshore Partners LP	16,700,384	547,899	—
Martin Midstream Partners LP	54,509,520	2,862,895	—
Midcoast Energy Partners LP	13,116,084	1,108,511	—
Nustar Energy LP	173,075,383	5,410,150	(9,293,677)
Southcross Energy Partners LP	976,568	—	—
Sprague Resources LP	27,174,505	792,271	—
Teekay LNG Partners LP	43,759,398	598,858	(42,617,000)
USA Compression Partners LP	30,936,516	1,800,629	—
USD Partners LP	4,906,825	210,293	—

[i]	An affiliate as of November 30, 2015. Is not an affiliate as of February 29, 2016.

2.	Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities, acquired December 3, 2015 for $37,499,987, amount to $34,013,146 or 1.5% of the Fund’s net assets as of February 29, 2016.

3.	Non-income producing.

4.	Variable rate security; the coupon rate represents the rate at February 29, 2016.

Oppenheimer SteelPath MLP Alpha Plus Fund
STATEMENT OF INVESTMENTS – As of 02/29/2016
(Unaudited)

Description	Shares	Value

Master Limited Partnership Shares — 108.0%

Diversified — 16.8%
Enterprise Products Partners LP 1	765,572	$17,891,418
Westlake Chemical Partners LP 1	221,635	3,703,521
Williams Partners LP 1	321,268	6,335,405
Total Diversified		27,930,344

Gathering/Processing — 2.6%
Western Gas Partners LP 1	111,016	4,352,937

Marine — 0.2%
Seadrill Partners LLC [1]	90,449	235,167

Natural Gas Pipelines — 35.3%
Energy Transfer Equity LP 1	1,209,906	8,469,342
Energy Transfer Partners LP 1	494,762	13,195,303
EQT Midstream Partners LP 1	109,251	7,825,649
Tallgrass Energy GP LP 1	607,532	9,702,286
Tallgrass Energy Partners LP 1	113,921	3,989,513
TC Pipelines LP 1	347,619	15,389,093
Total Natural Gas Pipelines		58,571,186

Petroleum Transportation — 53.1%
Buckeye Partners LP 1	152,571	9,819,470
Genesis Energy LP 1	198,935	5,094,725
Magellan Midstream Partners LP 1	295,204	19,949,886
MPLX LP 1	201,120	5,217,053
NGL Energy Partners LP 1	333,210	2,695,669
NuStar Energy LP 1	13,890	486,567
NuStar GP Holdings LLC [1]	212,128	3,688,906
Plains All American Pipeline LP 1	348,703	7,469,218
Plains GP Holdings LP, Class A 1	256,510	1,949,476
Shell Midstream Partners LP 1	72,326	2,571,189
Sunoco Logistics Partners LP 1	791,320	19,498,125
Tesoro Logistics LP 1	161,028	6,718,088
TransMontaigne Partners LP 1	89,220	2,991,547
Total Petroleum Transportation		88,149,919

Total Master Limited Partnership Shares (identified cost $246,950,546)		179,239,553

Common Stocks — 6.5%

Diversified — 3.0%
Williams Cos., Inc. [1]	316,055	5,053,720

Gathering/Processing — 3.5%
Targa Resources Corp. [1]	213,248	5,732,106

Total Common Stocks (identified cost $25,753,583)		10,785,826

Total Investments — 114.5% (identified cost $272,704,129)		190,025,379

Liabilities In Excess of Other Assets — (14.5)%		(24,031,011)

Net Assets -— 100.0%		$165,994,368

LLC -— Limited Liability Company

LP -— Limited Partnership

[1]	As of February 29, 2016, all or a portion of the security has been pledged as collateral for a Fund loan. The market value of the securities in the pledged account totaled $83,043,304 as of February 29, 2016. The loan agreement requires continuous collateral whether the loan has a balance or not.

Oppenheimer SteelPath MLP Funds Trust
STATEMENTS OF INVESTMENTS February 29, 2016 (Unaudited)

Notes to Statements of Investments

Reporting Period End Date. The last day of the Fund's reporting period is the last day the New York Stock Exchange was open for trading during the period. The Fund's financial statements have been presented through that date to maintain consistency with the Fund's net asset value calculations used for shareholder transactions.

Equity Security Risk. Stocks and other equity securities fluctuate in price. The value of the Fund’s portfolio may be affected by changes in the equity markets generally. Equity markets may experience significant short-term volatility and may fall sharply at times. Different markets may behave differently from each other and U.S. equity markets may move in the opposite direction from one or more foreign stock markets.

The prices of individual equity securities generally do not all move in the same direction at the same time and a variety of factors can affect the price of a particular company’s securities. These factors may include, but are not limited to, poor earnings reports, a loss of customers, litigation against the company, general unfavorable performance of the company’s sector or industry, or changes in government regulations affecting the company or its industry.

Master Limited Partnerships (“MLPs”). MLPs issue common units that represent an equity ownership interest in a partnership and provide limited voting rights. MLP common units are registered with the Securities and Exchange Commission (“SEC”), and are freely tradable on securities exchanges such as the NYSE and the NASDAQ Stock Market (“NASDAQ”), or in the over-the-counter (“OTC”) market. An MLP consists of one or more general partners, who conduct the business, and one or more limited partners, who contribute capital. MLP common unit holders have a limited role in the partnership’s operations and management. The Funds, as limited partners, normally would not be liable for the debts of the MLP beyond the amounts the Funds have contributed, but would not be shielded to the same extent that a shareholder of a corporation would be. In certain circumstances creditors of an MLP would have the right to seek return of capital distributed to a limited partner. This right of an MLP’s creditors would continue after the Funds sold their investment in the MLP.

Concentration Risk. Under normal circumstances, the Funds invest at least 80% of its net assets in the equity securities of MLPs. MLPs are subject to certain risks, such as supply and demand risk, depletion and exploration risk, commodity pricing risk, acquisition risk, and the risk associated with the hazards inherent in midstream energy industry activities. A substantial portion of the cash flow received by the Funds is derived from investment in equity securities of MLPs. The amount of cash that a MLP has available for distributions, and the tax character of such distributions, are dependent upon the amount of cash generated by the MLP’s operations.

Return of Capital Estimates - Distributions received from the Funds’ investments in MLPs generally are comprised of income and return of capital. The Funds record investment income and returns of capital based on estimates made at the time such distributions are received. Such estimates are based on historical information available from each MLP and other industry sources. These estimates may subsequently be revised based on information received from MLPs after their tax reporting periods are concluded. For the period ended February 29, 2016, the Funds estimated that 100% of the MLP distributions received would be treated as return of capital.

Securities Valuation

The Funds calculate the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.

The Fund’s Board of Trustees (the “Board”) has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Adviser. The Adviser has established a Valuation Committee which is responsible for determining a “fair valuation” for any security for which market quotations are not “readily available.” The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuation Methods and Inputs

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by third party pricing services or dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Securities traded on a registered U.S. securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the mean between the bid and asked price on the principal exchange or, if not available from the principal exchange, obtained from two dealers.  If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority); (1) a bid from the principal exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer. A security of a foreign issuer traded on a foreign exchange but not listed on a registered U.S. securities exchange is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the third party pricing service used by the Manager, prior to the time when the Fund’s assets are valued. If the last sale price is unavailable, the security is valued at the most recent official closing price on the principal exchange on which it is traded. If the last sales price or official closing price for a foreign security is not available, the security is valued at the mean between the bid and asked price per the exchange or, if not available from the exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority); (1) a bid from the exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, event-linked bonds, loans, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices.

Short-term money market type debt securities with a remaining maturity of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. Short-term debt securities with a remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers.

A description of the standard inputs that may generally be considered by the third party pricing vendors in determining their evaluated prices is provided below.

Security Type	Standard inputs generally considered by third-party pricing vendors
Corporate debt, government debt, municipal, mortgage-backed and asset-backed securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, and other appropriate factors.
Loans	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.
Event-linked bonds	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Manager, the market value or price obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would materially affect the value of the security, the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Adviser’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Adviser, when determining the fair value of a security. Fair value determinations by the Adviser are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. Those fair valuation standardized methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Adviser, or its third party service provider who is subject to oversight by the Adviser, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Funds is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1)	Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2)	Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3)	Level 3-significant unobservable inputs (including the Adviser’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

Oppenheimer SteelPath MLP Select 40 Fund*

	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs	Total
Master Limited Partnership Shares	$1,934,047,127	$-	$-	$1,934,047,127
Common Stock	89,818,671	-	-	89,818,671
Preferred Stock	-	38,960,000	-	38,960,000
Private Investment in Public Entity	-	42,148,672	-	42,148,672
Short-Term Investment	70,654,553	-	-	70,654,553
Total	$2,094,520,351	$81,108,672	$-	$2,175,629,023

Oppenheimer SteelPath MLP Alpha Fund*

	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs	Total
Master Limited Partnership Shares	$2,291,055,076	$-	$-	$2,291,055,076
Common Stock	137,589,817	-	-	137,589,817
Short-Term Investment	24,517,051	-	-	24,517,051
Total	$2,453,161,944	$-	$-	$2,453,161,944

Oppenheimer SteelPath MLP Income Fund*

	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs	Total
Master Limited Partnership Shares	$1,724,761,194	$-	$-	$1,724,761,194
Common Stock	109,830,839	-	-	109,830,839
Private Investment in Public Entity	-	34,013,146	-	34,013,146
Preferred Stock	11,375,602	29,220,000	-	40,595,602
Short-Term Investment	177,095,496	-	-	177,095,496
Total	$2,023,063,131	$63,233,146	$-	$2,086,296,277

Oppenheimer SteelPath MLP Alpha Plus Fund*

	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs	Total
Master Limited Partnership Shares	$179,239,553	$-	$-	$179,239,553
Common Stock	10,785,826	-	-	10,785,826
Total	$190,025,379	$-	$-	$190,025,379

The Funds did not hold any Level 3 securities during the period ended February 29, 2016.

* For a detailed break-out of securities by major industry classification, please refer to the Statements of Investments.

There have been no significant changes to the fair valuation methodologies of the Funds during the period.

There have been no transfers between pricing levels for any of the Funds.

Federal Tax Information – At February 29, 2016, gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes were as follows:

	Oppenheimer	Oppenheimer
	SteelPath MLP	SteelPath MLP
	Select 40 Fund	Alpha Fund

Federal tax cost of securities	$2,164,222,585	$2,716,818,099

Gross unrealized appreciation	$561,321,481	$599,825,663
Gross unrealized depreciation	(549,915,043)	(863,481,818)

Net Unrealized Appreciation/(Depreciation) on Investments	$11,406,438	$(263,656,155)

	Oppenheimer	Oppenheimer
	SteelPath MLP	SteelPath MLP
	Income Fund	Alpha Plus Fund

Federal tax cost of securities	$2,556,063,102	$230,597,725

Gross unrealized appreciation	$315,598,909	$29,122,699
Gross unrealized depreciation	(785,365,734)	(69,695,045)

Net Unrealized Appreciation/(Depreciation) on Investments	$(469,766,825)	$(40,572,346)

The difference between cost amounts for financial statement and federal income tax purposes is due primarily to timing differences in recognizing certain gains and losses in security transactions.

Item 2.  Controls and Procedures.

a)	Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3 (c)) as of 2/29/2016, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to the registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

b)	There have been no significant changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s first fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3.  Exhibits.

Exhibits attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer SteelPath MLP Funds Trust

/s/ Arthur P. Steinmetz
By: Arthur P. Steinmetz
Principal Executive Officer
Date	April 15, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following person on behalf of the Registrant and in the capacities and on the dates indicated.

/s/ Arthur P. Steinmetz
By: Arthur P. Steinmetz
Principal Executive Officer
Date	April 15, 2016

/s/ Brian Petersen
By: Brian Petersen
Principal Financial Officer
Date	April 15, 2016